SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               October 26, 1999


                         WESTERFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



   Delaware                         0-22772                        81-0487794
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(State or other              (Commission File No.)               (IRS Employer
 jurisdiction of                                                 Identification
 incorporation)                                                      Number)


   110 East Broadway, Missoula, Montana                                59802
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:              (406) 721-5254
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.      OTHER EVENTS

             On November 4, 1999 the Registrant issued the press release attached as Exhibit 99.2.


Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

             (a)      Exhibits

                99.1     Resolution regarding change in fiscal year end
                99.2     Press release, dated November 4, 1999


Item 8.      CHANGE IN FISCAL YEAR.

             WesterFed Financial Corporation's (the "Registrant") Board of Directors passed a resolution on October 26, 1999, changing the Fiscal year end from June 30 to December 31. The Registrant Will report the transition period on Form 10-K.












































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

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          WesterFed Financial Corporation



Date: November 4, 1999                    By: /s/Lyle R. Grimes
      ----------------                        ---------------------------------

                                              Lyle R. Grimes
                                              President/Chief Executive Officer











































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

                                                                   EXHIBIT 99.1

                         WESTERFED FINANCIAL CORPORATION
         Resolution Adopted at the Meeting of the Board of Directors
                             Held on October 26, 1999

     WHEREAS, the Board of Directors of the WesterFed Financial Corporation (the "Company") believes it is in the best interests of the Company to change the Company's fiscal year end from June 30 to December 31.

     NOW THEREFORE, upon motion duly made and seconded, it was unanimously

     RESOLVED, that the fiscal year end be, and it hereby is, changed from June 30 to December 31.


















































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

                                                            EXHIBIT 99.2


                    WESTERFED FINANCIAL CORPORATION ANNOUNCES
                                 CHANGE IN YEAR END


     Missoula, Montana - November 4, 1999 - WesterFed Financial Corporation (the "Company")(NASDAQ - WSTR), the holding company for Western Security Bank (the "Bank"), announced that the Board of Directors, at their October 26, 1999 meeting, voted to change the Company's fiscal year end to December 31 from a fiscal year end of June 30. The Company will file with the SEC a report on Form 10-K covering the period from July 1, 1999 to December 31, 1999.

     It is anticipated that the Annual Meeting of Shareholders will now be held on the fourth Tuesday of April each year. Accordingly, the date of the next Annual Meeting of Shareholders has been changed from October 24, 2000 to April 25, 2000. Notice of the Annual Meeting of Shareholders has been changed from October 24, 2000 to April 25, 2000. Notice of the Annual Meeting of Shareholders and a Proxy Statement will be delivered in March, 2000. To be considered for inclusion in the proxy materials of the Company for the next Annual Meeting of Shareholders, any Shareholder proposal must be submitted in writing and in accordance with SEC Rules, to the Secretary of WesterFed Financial Corporation at the Company's main office by December 28, 1999.

     "A majority of the banking industry is on a calendar year-end," stated Ralph K. Holliday, President/CEO of the Bank. "This change was made primarily for the convenience of investors who analyze institutions on a calendar year basis."

     WesterFed Financial Corporation's only subsidiary, Western Security Bank, which is Montana's largest savings bank, operates thirty-four offices in twenty Montana communities.

CONTACT:  James A. Salisbury, Treasurer/Chief Financial Officer
          (406) 721-5254





























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